UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 0R 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 2, 2002

                         Commission File Number: 1-7348

                          Dynamics Research Corporation
             (Exact name of registrant as specified in its charter)


      Massachusetts                                               04-2211809
(State of jurisdiction                                         (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                                60 Frontage Road
                             Andover, MA 01810-5498
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (978) 475-9090


ITEM 4.           Changes in Registrant's Certifying Accountant.
-------

                  On July 2, 2002, the Audit Committee of the Board of Directors of Dynamics Research Corporation ("DRC") decided, with the approval of the Company's Board of Directors, to engage and appoint KPMG LLP ("KPMG") as the Company's independent public accountants.

                  During the Company's two most recent fiscal years and through July 2, 2002, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matter or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.



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SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DYNAMICS RESEARCH CORPORATION

                                 By:  /s/ David Keleher
                                 --------------------------------
                                  David Keleher
                                  Chief Financial Officer

Date:    July 2, 2002